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                                                                    Exhibit 10.5

                                                CONFIDENTIAL TREATMENT REQUESTED


                                LICENSE AGREEMENT

                                     BETWEEN

                                -----------------


                          ADEZA BIOMEDICAL CORPORATION

                                       AND

                 THE TRUSTEES OF THE UNIVERSITY OF PENNSYLVANIA

                                     (PENN)

                                      L217

                                  JULY 25, 1997



THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS
BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.
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                                                CONFIDENTIAL TREATMENT REQUESTED


                           EXCLUSIVE LICENSE AGREEMENT

            This Exclusive License Agreement ("AGREEMENT") is between The Trustees of the University of Pennsylvania, a Pennsylvania nonprofit corporation, with offices located at 3700 Market Street, Suite 300, Philadelphia, Pennsylvania 19104-3147 ("PENN") and Adeza Biomedical Corporation, a corporation organized and existing under the laws of California ("ADEZA") having a place of business at 1240 Elko Drive, Sunnyvale, CA 94089 and Dr. Bruce Lessey, formerly of PENN's School of Medicine and now with the University of North Carolina, Department of Obstetrics and Gynecology ("LESSEY").

            This AGREEMENT is effective as of July 1, 1997 ("EFFECTIVE DATE").

                                    RECITALS

WHEREAS, LESSEY has developed certain technologies described as: [***] and [***] and related U.S. and foreign patent filing for diagnostic applications; and


WHEREAS, PENN has developed antibodies against the [***] and other PENN antibodies (attachment 1) against the [***] owned by PENN (collectively, the "PENN ANTIBODIES"); and

WHEREAS, PENN has developed viable cell lines with titer capable of producing sufficient quantities of the PENN ANTIBODIES which ADEZA wishes to utilize for the purpose of ADEZA's commercialization hereunder (collectively, the "PENN CELL LINES" (see attachment 1); and

WHEREAS, PENN owns [***], [***], the PENN ANTIBODIES and the PENN CELL LINES;

and

WHEREAS, PENN desires such technology to be commercially used for the benefit of the public good, and wishes to grant an exclusive worldwide license; and

WHEREAS, LESSEY is an employee of the University of North Carolina and is not currently an employee or agent of PENN.

NOW, THEREFORE, in consideration of the mutual covenants and promises herein contained, the parties hereto agree as follows:

1. DEFINITIONS


                                       1

THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS
BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.
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                                                CONFIDENTIAL TREATMENT REQUESTED


      1.1 DEVELOPMENT and MARKETING PLAN means ADEZA's plan for the development and marketing of the PENN PATENT RIGHTS that demonstrate ADEZA's capability to bring the PENN PATENT RIGHTS to practical application and is described in summary fashion in Attachment 2.

      1.2 FAIR MARKET VALUE means the cash consideration which ADEZA or its sublicensee would realize from an unaffiliated, unrelated buyer in an arm's length sale of in identical item sold in the same quantity and at the same time and place of the transaction.

      1.3 FIELD means diagnostic applications or uses of PENN PATENT RIGHTS involving dysfunctions or diseases of the female reproductive system; provided, however, that applications or uses of the PENN ANTIBODIES and the PENN CELL LINES capable of producing such PENN ANTIBODIES shall be limited to the specific claims of the patents included within the definition of PENN PATENT RIGHTS.

      1.4   ADEZA means ADEZA and its AFFILIATES.

      1.5 AFFILIATE means, any legal entity directly or indirectly controlling, controlled by or under common control with ADEZA. For purposes of this AGREEMENT, "control" means the direct or indirect ownership of more than fifty percent (50%) of the outstanding voting securities of a legal entity or the right to receive more than fifty percent (50%) of the profits or earnings of a legal entity, or the right to control the policy decisions of a legal entity.

      1.6 NET SALES means the greater of the consideration or FAIR MARKET VALUE attributable to the SALE of any PENN LICENSED PRODUCT, or the provision of any PENN LICENSED SERVICE less qualifying costs directly attributable to such SALE and actually identified on the invoice and borne by ADEZA or its sublicensee.

            1.6.1 Such qualifying costs shall be limited to the following:

                  1.6.1.1 [***]

                  1.6.1.2 [***]

                  1.6.1.3 [***]

                  1.6.1.4 [***]

                                       2

THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS
BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.
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                                                CONFIDENTIAL TREATMENT REQUESTED

      1.7 PENN LICENSED PRODUCT means any product which is made, made for, used or sold or otherwise distributed by ADEZA, or any sublicensees and which:
(1) in the absence of this AGREEMENT would infringe at least one claim of PENN PATENT RIGHTS or. (2) use a process or machine covered by a claim of PENN PATENT RIGHTS.

      1.8 PENN LICENSED SERVICE means the provision of any service by ADEZA or any sublicensee which, (1) in the absence of this AGREEMENT would infringe at least one claim of PENN PATENT RIGHTS or (2) use a process or machine covered by a claim of PENN PATENT RIGHTS.

      1.9 PENN PATENT RIGHTS means all patents issuing from those United States patent applications, and any foreign counterpart and extension, including continuation, continuation-in-part, divisional and re-issue application listed in Attachment 1.

      1.10 SALE means any bona fide transaction for which consideration is received for the sale, use, lease, transfer or other disposition of any PENN LICENSED PRODUCT or for the provision of any PENN LICENSED SERVICE notwithstanding any PENN LICENSED PRODUCT or PENN LICENSED SERVICE for market research, market promotion, and clinical trials. A SALE of any PENN LICENSED PRODUCT or PENN LICENSED SERVICE shall be deemed completed at the time ADEZA or its sublicensee receives payment for such PENN LICENSED PRODUCT or PENN LICENSED SERVICE.

2.    LICENSE GRANT

      2.1 PENN grants to ADEZA for the term of this AGREEMENT an exclusive, world-wide right and license, with the right to grant sublicenses, to make, have made, use, import, sell and otherwise distribute and offer for sale PENN LICENSED PRODUCT(S) and to provide or have provided PENN LICENSED SERVICES in the FIELD. No other rights or licenses are granted.

      2.2 PENN agrees to provide ADEZA [***] within twenty-one (21) days of the EFFECTIVE DATE of this AGREEMENT and other PENN CELL LINES from time to time at ADEZA's request if PENN is reasonably able to do so.

      2.3 This license grant is exclusive except that PENN may use and permit other nonprofit organizations to use the PENN PATENT RIGHTS for educational and research purposes.

      2.4 ADEZA acknowledges that pursuant to Public Laws 96-517, 97-256 and 98-620, codified at 35 U.S.C. 200-212, the United States government retains certain rights in intellectual property funded in whole or part under any contract, grant or similar agreement with a Federal agency. Pursuant to these laws, the government may


                                       3

THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS
BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.
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                                                CONFIDENTIAL TREATMENT REQUESTED


impose certain requirements regarding such intellectual property, including but not limited to the requirement that products resulting from such intellectual property sold in the United States must be substantially manufactured in the United States. This license grant is expressly subject to all applicable United States government rights as provided in the above-mentioned laws and any regulations issued under those laws, as those laws or regulations may be amended from time to time.

      2.5 The right to sublicense granted to ADEZA under this AGREEMENT is subject to the following conditions:

            2.5.1 In each such sublicense, ADEZA must prohibit the sublicensee from further sublicensing and require that the sublicensee is subject to the terms and conditions of the license granted to ADEZA under this AGREEMENT.

            2.5.2 Within thirty (30) days after ADEZA enters into any sublicense, ADEZA must send to PENN a complete copy of the sublicense written in the English language.

            2.5.3 If ADEZA enters bankruptcy proceedings, voluntarily or involuntarily, all payments of sublicense royalties due PENN from ADEZA then or thereafter, pursuant to Sections 3.1.3, 3.1.4 and 3.1.5 herein shall be paid by ADEZA's sublicensee(s) directly to PENN. Such direct payment(s) shall be made incumbent upon ADEZA's sublicensee(s) by express written terms within ADEZA's sublicense agreement(s) which shall include reporting requirements similar to
Section 3.4 herein, and shall name PENN as a direct recipient of such reports during ADEZA's bankruptcy term. Such direct payments shall continue until the bankruptcy trustee arranges otherwise or ADEZA has cleared its responsibilities to the bankruptcy court.


                                       4

THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS
BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.
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                                                CONFIDENTIAL TREATMENT REQUESTED



            2.5.4 Even if ADEZA enters into sublicenses, ADEZA remains primarily liable to PENN for all of ADEZA's duties and obligations contained in this AGREEMENT and any act or omission of a sublicensee, which would be a breach of this AGREEMENT if performed by ADEZA, shall be deemed to be a breach by ADEZA of this AGREEMENT. If ADEZA is unable to cure such breach within the sixty (60) day period pursuant to Section 5.3.2, ADEZA may cure such breach by termination of the sublicense with such sublicencee. ADEZA will contractually require its sublicensees to act in a manner consistent with ADEZA's duties and obligations under this AGREEMENT.

3.    FEES AND ROYALTIES

      3.1   LICENSE INITIATION FEE AND ROYALTIES

            3.1.1 In partial consideration of the exclusive license granted to ADEZA, ADEZA must pay to PENN a non-refundable license initiation fee of [***] less a credit of the total monthly option fees paid by ADEZA to PENN under the EXCLUSIVE OPTION AGREEMENT between the parties effective as of June 3, 1996.

            3.1.2 In further consideration of the exclusive license granted to ADEZA, ADEZA must pay to PENN a royalty of [***] of the NET SALES of PENN LICENSED PRODUCTS or PENN LICENSED SERVICE sold by ADEZA or any of its agents (excluding sublicenses). PENN shall not be due any royalty on any part of a PENN LICENSED PRODUCT or PENN LICENSED SERVICE which does not infringe PENN PATENT RIGHTS.

            3.1.3 With respect to any PENN LICENSED PRODUCT which is sold in combination with other products which are made without using the PENN PATENT RIGHTS (collectively, a "Combination Product"). ADEZA shall pay PENN a reduced royalty which shall be calculated by [***]. If any portion of any Combination Product does not have a readily ascertainable list price, then the parties shall negotiate in good faith to determine fair value therefor. Such reduced royalty shall in no event be less than the product of the royalty rate set forth in section 3.1.2 and the actual cost to ADEZA of such PENN LICENSED PRODUCT included in such Combination Product. ADEZA shall allocate its profit on each-product included in the Combination Product in a fair and equitable manner in proportion to tile contribution of each product.

            With respect to any PENN LICENSED SERVICE which is provided in combination with other services which are provided without using the PENN PATENT RIGHTS (collectively, a "Combination Service"), ADEZA shall pay PENN a reduced royalty which shall be calculated by [***]. If any portion of any Combination Service does not have a readily ascertainable list price, then the parties shall negotiate in good faith to determine fair value therefor. Such reduced royalty shall in no event be less than the product of the royalty rate set forth in section 3.1.2 and the actual cost to ADEZA of such PENN LICENSED SERVICE included in such Combination Service.

                                       5

THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS
BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.
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                                                CONFIDENTIAL TREATMENT REQUESTED


ADEZA shall allocate its profit on each service included in the Combination Service in a fair and equitable manner in proportion to the contribution of each service.

            3.1.4 ADEZA must pay to PENN [***] of any royalty fees ADEZA receives from any sublicensee in connection with the sale of any PENN LICENSED PRODUCT and any PENN LICENSED SERVICE (such payments to PENN hereinafter referred to as "SUBLICENSE ROYALTIES"); provided that, for each sublicensee, the SUBLICENSE ROYALTIES shall be paid in an amount not less than [***] of any sublicensee's NET SALES. If ADEZA receives consideration from any sublicensee in lieu of royalties, ADEZA must pay to PENN an amount equal to the SUBLICENSE ROYALTIES that ADEZA would have paid had such consideration been received by ADEZA in cash (in accordance with section 3.1.6).

            3.1.5 ADEZA must pay to PENN [***] of all non-royalty sublicense fees or consideration received by ADEZA from its sublicensees.

            3.1.6 Any non-cash consideration received by ADEZA under Sections 3.1.2, 3.1.3 and 3.1.4 shall be valued at its FAIR MARKET VALUE as of the date of receipt.

            3.1.7 NET SALES of any PENN LICENSED PRODUCT or any PENN LICENSED SERVICE shall not be subject to more than one assessment of the scheduled royalty; such assessment shall be the highest applicable royalty.

            3.1.8 No royalty shall be payable under this Section 3.1 with respect to SALES of any PENN LICENSED PRODUCT or any PENN LICENSED SERVICE among ADEZA and its sublicensees, nor shall a royalty be payable under this Article 3 with respect to any PENN LICENSED PRODUCT or any PENN LICENSED SERVICE for which no consideration is received in excess of fully burdened costs and which are distributed (i) for use in research and/or development, (ii) for use in clinical trials by or on behalf of ADEZA or its sublicensees, or (iii) as promotional Samples.

      3.2   ANNUAL LICENSE MAINTENANCE FEE

            ADEZA shall pay to PENN an annual license maintenance fee of [***] on the first anniversary of the EFFECTIVE DATE and [***] dollars on each anniversary of the EFFECTIVE DATE thereafter. Royalty Payments, including annual minimum royalties, shall be fully creditable against the annual license maintenance fee.

            3.2.1 ADEZA must use commercially reasonable efforts to develop for commercial use and to market PENN LICENSED PRODUCTS and/or PENN LICENSED SERVICES as soon as practicable, consistent with the DEVELOPMENT and MARKETING PLAN. ADEZA must provide PENN with annual updates of the


                                       6

THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS
BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.
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                                                CONFIDENTIAL TREATMENT REQUESTED


DEVELOPMENT and MARKETING PLAN beginning on the fifteenth (15th) day of August 1999 and continuing annually thereafter until August 15, 2000.

            3.2.2 ADEZA must provide PENN on the fifteenth (15th) day of August 1998 and continuing annually thereafter, written progress reports, setting forth in such detail as PENN may reasonably request, the progress of the development, evaluation, testing and commercialization of each PENN LICENSED PRODUCT and each PENN LICENSED SERVICE. ADEZA shall also notify PENN, within thirty (30) days of the first commercial sale of each PENN LICENSED PRODUCT or PENN LICENSED SERVICE, that such sale has occurred.

      3.3   MINIMUM ROYALTIES

            3.3.1 PENN LICENSED PRODUCT.

                  ADEZA must pay to PENN a non-refundable minimum royalty for each PENN LICENCED PRODUCT made, made for, used or sold by ADEZA., its agents or sublicensees for the following periods in the corresponding amounts:



                                       7

THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS
BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.
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                                                CONFIDENTIAL TREATMENT REQUESTED


                                  Due Date - within
                                forty-five (45) days
          Period              after the following dates:      Minimum Royalty
          ------              --------------------------      ---------------
1. July 1 - June 30 of the    The first June 30th after    [***]  This payment
   period which includes      the first commercial sale.   shall be prorated
   the first commercial                                    beginning from the date
   sale.                                                   of the first commercial
                                                           sale.

2. July 1 - June 30 of the    June 30th at the end of      [***]
   period following Period    Period 2.
   1.

3. July 1 - June 30 of the    June 30th at the end of      [***]
   period following Period    Period 3.
   2.

4. July 1 - June 30 of the    June 30th at the end of      [***]
   period following Period    Period 4 and each
   3.                         successive anniversary
                              thereafter for the term
                              of this AGREEMENT.

            3.3.2 PENN LICENSED SERVICE

            ADEZA must pay to PENN a non-refundable minimum royalty for each PENN LICENSED SERVICE provided by ADEZA, its agents or sublicensees for the following periods in the corresponding amounts:

                                  Due Date - within
                                forty-five (45) days
          Period              after the following dates:      Minimum Royalty
          ------              --------------------------      ---------------
July 1, 1997 - June 30,       June 30, 1998                [***]  This payment
   1998                                                    shall be prorated
                                                           beginning from the date
                                                           of the first commercial
                                                           sale.

July 1, 1998 - June 30,       June 30, 1998                [***]
   1999


July 1, 1999 - June 30,       June 30, 2000                [***]
   2000


July 1, 2000 - June 30,       June 30, 2001 and each       [***]
   2001                       successive anniversary
                              thereafter for the term
                              of this AGREEMENT.


                                       8

THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS
BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.
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                                                CONFIDENTIAL TREATMENT REQUESTED


                                  Due Date - within
                                forty-five (45) days
          Period              after the following dates:      Minimum Royalty
          ------              --------------------------      ---------------


            3.3.3 For any PENN LICENSED PRODUCT or PENN LICENSED SERVICE, no separate minimum royalty payment will be made for any twelve (12) month period referred to in Section 3.3.1 and 3.3.2, as applicable, in the event that for such twelve (12) month period royalties payable under Section 3.4 exceed the applicable minimum royalty payable under Section 3.3.1 or 3.3.2. For any PENN LICENSED PRODUCT or PENN LICENSED SERVICE, in the event that royalties payable under Section 3.4 for any such twelve (12) month period are less than the minimum royalty payable under Section 3.3.1 or 3.3.2, as applicable, for such twelve (12) month Period, ADEZA shall pay PENN the difference on or prior to the applicable due date set forth in Section 3.3.1 or 3.3.2. For each PENN LICENSED PRODUCT or PENN LICENSED SERVICE, all minimum royalty payments under Section
3.3.1 or 3.3.2 are paid for the year preceding the Due Date of that PENN LICENSED PRODUCT or PENN LICENSED SERVICE. The minimum royalty payments due for the year in which the AGREEMENT terminates under Article 5 shall be pro-rated for the period between the most recent anniversary of that first commercial sale and the date of termination.

      3.4   REPORTS AND RECORDS


            3.4.1 ADEZA must deliver to PENN within forty-five (45) days after the end of each six (6)-month period starting on January 1, 1998 a report, certified by the chief financial officer of ADEZA, setting forth the calculation of the royalties due to PENN for such six (6)-month period, including without limitation:

                  3.4.1.1 Number of PENN LICENSED PRODUCTS and PENN LICENSED
                        SERVICES involved in SALES, listed by country.

                  3.4.1.2 Gross consideration for SALES of PENN LICENSED
                        PRODUCTS and PENN LICENSED SERVICES, including all amounts invoiced or received.

                  3.4.1.3 Qualifying costs, as defined in Section 1.7, listed by category of cost.

                  3.4.1.4 NET SALES of PENN LICENSED PRODUCTS and PENN LICENSED
                        SERVICES listed by country.

                  3.4.1.5 Royalties owed to PENN, listed by category, including without limitation earned sublicensee-derived, and minimum royalty categories.

                  3.4.1.6 Earned royalty amounts credited against minimum
                        royalty payments.


                                       9

THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS
BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.
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                                                CONFIDENTIAL TREATMENT REQUESTED


            3.4.2 ADEZA must pay the royalties due under Sections 3.1 within forty-five (45) days following the last day of the six (6)-month period, in which the royalties payable for such six (6) month period accrue. ADEZA must send with the royalties the report described in Section 3.4.1 starting on January 1, 1998.

            3.4.3 ADEZA must maintain and cause its sublicensees to maintain, complete and accurate books and records which enable the royalties payable under this AGREEMENT to be verified. The records for each six (6)-month period, starting after January 1, 1998, must be maintained for three years after the submission of each report under Article 3. Upon reasonable prior notice to ADEZA, ADEZA must provide PENN with access to all books and records relating to the SALES of any PENN LICENSED PRODUCT and any PENN LICENSED SERVICE by ADEZA and its sublicensees to conduct a review or audit of those books and records. Access to ADEZA's books and records must be available at least once each CALENDAR YEAR, during normal business hours, and for each of three years after the expiration or termination of this AGREEMENT. If PENN determines that ADEZA has underpaid royalties by eight percent (8%) or more, ADEZA must pay the costs and expenses of PENN and its accountants in connection with their review or audit.

      3.5   CURRENCY, PLACE OF PAYMENT, INTEREST

            3.5.1 All dollar amounts referred to in this AGREEMENT are expressed in United States dollars. All payments to PENN under this AGREEMENT must be made in United States dollars by check payable to "The Trustees of the University of Pennsylvania." If ADEZA receives revenues from SALES of any PENN LICENSED PRODUCT or any PENN LICENSED SERVICE in currency other than United States dollars, revenues shall be converted into United States dollars at the conversion rate for the foreign currency as published in the eastern edition of The Wall Street Journal as of the last business day of the applicable six (6) month period, starting on January 1 or July 1, in which the royalty accrued.

            3.5.2 Amounts that are not paid when due shall accrue interest from the due date until paid, at a rate equal to one and one-half percent (1.5%) per month (or the maximum allowed by law, if less).

4.    CONFIDENTIALITY

      4.1 CONFIDENTIAL INFORMATION means and includes all technical information, inventions, developments, discoveries, software, know-how, methods, techniques, formulae, data, processes and other proprietary ideas whether or not patentable or copyrightable, that any party identifies as confidential or proprietary at the time it is delivered or communicated to the receiving party(s).

      4.2 Subject to Section 4.3, any party hereto receiving CONFIDENTIAL INFORMATION hereunder from any other party hereto agrees to maintain in confidence and not disclose to any third party such


                                       10

THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS
BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.
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                                                CONFIDENTIAL TREATMENT REQUESTED


CONFIDENTIAL INFORMATION. Each party hereto agrees to ensure that its employees or agents have access to CONFIDENTIAL INFORMATION received from another party hereto only on a need-to-know basis and are obligated in writing to abide by its obligations under this AGREEMENT. The foregoing obligation shall not apply to:

            4.2.1 information that is known to the receiving party or independently developed by the receiving party prior to the time of disclosure, in each case, to the extent evidenced by written records promptly disclosed to the disclosing party upon receipt of the CONFIDENTIAL INFORMATION;

            4.2.2 information disclosed to the receiving party by a third party that has a right to make such disclosure;

            4.2.3 information that becomes patented, published or otherwise part of the public domain as a result of acts by PENN or a third person obtaining such information as a matter of right; or

            4.2.4 information that is required to be disclosed by order of United States governmental authority or a court of competent jurisdiction; provided that the receiving party must use best efforts to obtain confidential treatment of such information by the agency or court.

      4.3 PENN shall not be obligated to accept any confidential information from ADEZA except for the information required to be sent to PENN in Sections 2.5.2, 3.2.1, 3.2.2, 3.2.3, 3.4, 8.9.4, 10 and the DEVELOPMENT and MARKETING
PLAN in Attachment 2. PENN shall use reasonable efforts not to disclose those reports to any third party (subject to the exceptions of Section 4.2). PENN bears no institutional responsibility for maintaining the confidentiality of any other information of ADEZA other than financial records and projections required in Sections 2.5.2, 3.2.1, 3.2.2, 3.2.3, 3.4, 8.9.4, 10, and the DEVELOPMENT and
MARKETING PLAN in Attachment 2 provided by ADEZA.

5.    TERM AND TERMINATION

      5.1 This AGREEMENT, unless sooner terminated as provided in this AGREEMENT, terminates upon: expiration of the last to expire or become abandoned of the PENN PATENT RIGHTS.

      5.2 ADEZA may, upon thirty (30) days written notice to PENN, terminate this AGREEMENT by doing all of the following:

            5.2.1 ceasing to make, have made, performed or have performed, use, import, sell and offer for sale all PENN LICENSED PRODUCTS and PENN LICENSED SERVICES; and


                                       11

THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS
BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.
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                                                CONFIDENTIAL TREATMENT REQUESTED


            5.2.2 terminating all sublicenses, and causing all sublicensees to cease making, having made, using, importing, selling and offering for sale all PENN LICENSED PRODUCTS and PENN LICENSED SERVICES; and

            5.2.3 paying all monies owed to PENN under this AGREEMENT.

      5.3 PENN may terminate this AGREEMENT upon written notice if any of the following occur:

            5.3.1 ADEZA is more than sixty (60) days late in paying to PENN royalties, expenses, or any other monies due under this AGREEMENT and ADEZA does not pay PENN in full within seven (7) days of receiving notice of the amount due, or

            5.3.2 ADEZA breaches this AGREEMENT and does not cure the breach within sixty (60) days after written notice of the breach.

      5.4 If ADEZA enters bankruptcy proceedings under Chapter 7 of the U.S. Bankruptcy Act, PENN may terminate this AGREEMENT upon written notice.

      5.5 Upon termination of this AGREEMENT, the recipient party must, at the provider party's request, return all CONFIDENTIAL INFORMATION received by the recipient party from the provider party. PENN may notify ADEZA within a period of thirty (30) days after termination of this AGREEMENT that PENN wishes to obtain a nonexclusive, royalty-bearing license to use data generated by ADEZA during the term of this AGREEMENT utilizing the technology licensed under this AGREEMENT, and the parties will negotiate the terms of such license for a period of up to sixty (60) days after ADEZA's receipt of such notification from PENN.

      5.6 ADEZA's obligation to pay all monies owed accruing under this AGREEMENT shall survive termination of this AGREEMENT. In addition, the provisions of Article 4 - Confidentiality, Article 5 - Term and Termination,
Article 9 - Disclaimer of Warranties; Indemnification, Article 9 - Use of Penn's Name and Article 11 - Additional Provisions shall survive such termination.

6.    PATENT MAINTENANCE AND REIMBURSEMENT

      6.1 PENN shall control, with input from ADEZA, the prosecution and maintenance of PENN PATENT RIGHTS. PENN's Patent Counsel shall be selected and agreed upon to the satisfaction of PENN and ADEZA. ADEZA shall be permitted to communicate directly with PENN's Patent Counsel to maintain and prosecute the PENN PATENT RIGHTS provided that ADEZA, PENN, and PENN's Patent Counsel shall copy one another on all correspondence and documents pertaining to the PENN PATENT RIGHTS within the FIELD and


                                       12

THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

                                                CONFIDENTIAL TREATMENT REQUESTED


shall not file any document pertaining to the PENN PATENT RIGHTS within the FIELD with the U.S. or any other country patent office without PENN's prior review and approval.

      6.2 ADEZA shall enter into a billing agreement, in form and substance reasonably satisfactory to PENN, ADEZA, and PENN's Patent Counsel with respect to all of the PENN PATENT RIGHTS within the FIELD, pursuant to which ADEZA shall agree to pay directly to such counsel on behalf of PENN such counsel's attorneys' fees, expenses, official fees and other charges in connection with the filing and prosecution of the patent applications and maintenance of PENN PATENT RIGHTS within the FIELD that PENN and ADEZA have mutually agreed to prosecute and maintain. PENN may at PENN's own expense continue to prosecute such claims that ADEZA does not decide to pursue.

      6.3 PENN shall retain all right, title and interest in and to the PENN PATENT RIGHTS and other intellectual property protection related thereto except those rights of ADEZA pursuant to this AGREEMENT.

7.    INFRINGEMENT AND LITIGATION

      7.1 PENN and ADEZA are responsible for notifying each other promptly of any infringement of PENN PATENT RIGHTS which may come to their attention. PENN and ADEZA shall consult one another in a timely manner concerning any appropriate response to the infringement.

      7.2 ADEZA may prosecute such infringement at its own expense. ADEZA must not settle or compromise any such suit in a manner that imposes any obligations or restrictions on PENN or grants any rights to the PENN PATENT RIGHTS, without PENN's prior written permission. Financial recoveries from any such litigation will first be retained by ADEZA; provided, that ADEZA will pay PENN a royalty on that portion of the financial recoveries which corresponds to ADEZA's lost SUBLICENSE ROYALTIES or ADEZA's lost profits from the foregone distribution of PENN LICENSED PRODUCTS or from the foregone provision of PENN LICENSED SERVICES. Such royalty shall be based on the provisions of Section 3.1, taking into account the fact that royalties specified in Section 3.1 are expressed in terms of revenues received by ADEZA instead of profits made by ADEZA.

      7.3 ADEZA's rights under Section 7.2 are subject to the continuing right of PENN to intervene at PENN's own expense and assert separately PENN's claim for infringement of the PENN PATENT RIGHTS or PENN may join ADEZA in any claim or suit for infringement of the PENN PATENT RIGHTS, subject to ADEZA's control of such claim or suit. Any consideration received by either party in settlement of any claim or suit shall first be used to reimburse the parties for their respective litigation expenses. Any excess over the total litigation expenses of both parties shall be shared in accordance with Section 7.2. In the event that the total consideration


                                       13

THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

                                                CONFIDENTIAL TREATMENT REQUESTED


received by the parties in settlement of any claim or suit is less than the total litigation expenses of both parties, the consideration will be allocated between the parties in proportion to their respective litigation expense.

      7.4 If ADEZA fails to prosecute any infringement, PENN may prosecute such infringement at its own expense. In such event financial recoveries will be entirely retained by PENN.

      7.5 In any action to enforce any of the PENN PATENT RIGHTS, either party, at the request and expense of the other party shall cooperate to the fullest extent reasonably possible. This provision shall not be construed to require either party to undertake any activities. including legal discovery, at the request of any third party except as may be required by lawful process of a court of competent jurisdiction.

8.    DISCLAIMER OF WARRANTIES; INDEMNIFICATION

      8.1 THE PENN PATENT RIGHTS, PENN LICENSED PRODUCTS, PENN LICENSED SERVICES, AND ALL OTHER TECHNOLOGY LICENSED UNDER THIS AGREEMENT, ARE PROVIDED ON AN "AS IS" BASIS AND PENN MAKES NO REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, WITH RESPECT THERETO. BY WAY OF EXAMPLE BUT NOT OF LIMITATION, PENN MAKES NO REPRESENTATIONS OR WARRANTIES (i) OF COMMERCIAL UTILITY; (ii) OF MERCHANTABILlTY OR FITNESS FOR A PARTICULAR PURPOSE; OR (iii) THAT THE USE OF THE PENN PATENT RIGHTS, PENN LICENSED PRODUCTS, PENN LICENSED SERVICES, AND ALL TECHNOLOGY LICENSED UNDER THIS AGREEMENT WILL NOT INFRINGE ANY PATENT, COPYRIGHT OR TRADEMARK OR OTHER PROPRIETARY RIGHTS OF OTHERS. PENN shall NOT BE LIABLE TO ADEZA, ADEZA's SUCCESSORS OR ASSIGNS OR ANY THIRD PARTY WITH RESPECT TO ANY CLAIM ARISING FROM ADEZA'S USE OF THE PENN PATENT RIGHTS, PENN LICENSED PRODUCTS, PENN LICENSED SERVICES, AND ALL TECHNOLOGY LICENSED UNDER THIS AGREEMENT OR FROM THE MANUFACTURE, USE OR SALE OF PENN LICENSED PRODUCTS OR PENN LICENSED SERVICES; OR ANY CLAIM FOR LOSS OF PROFITS, LOSS OR INTERRUPTION OF business OR FOR INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES OF ANY KIND.

      8.2 Lessey personally represents and warrants that he has assigned his entire right, title, and interest in and to the PENN PATENT RIGHTS to PENN and that he has not assigned and will not assign any interest in the PENN PATENT RIGHTS to any other party. Lessey further represents that he has the right to make such assignment to PENN.

      8.3 Lessey personally represents and warrants that Lessey has no actual knowledge that any claim has been asserted against Lessey concerning the PENN PATENT RIGHTS, and Lessey has no reason to believe that ADEZA's use of the PENN PATENT RIGHTS hereunder infringes any third party proprietary rights.


                                       14


THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

                                                CONFIDENTIAL TREATMENT REQUESTED


      8.4 Lessey personally represents and warrants that his entire right, title and interest in and to the PENN PATENT RIGHTS has been assigned to PENN, and Lessey has not granted and will not grant any interest in the PENN PATENT RIGHTS to any third party that conflicts with the LICENSE granted to ADEZA under this AGREEMENT.

      8.5 To the actual knowledge of PENN, without independent investigation, the entire right, title and interest in and to the PENN PATENT RIGHTS has been assigned to PENN, and PENN has not granted and will not grant any interest in the PENN PATENT RIGHTS to any third party that conflicts with the LICENSE granted to ADEZA under this AGREEMENT. PENN represents and warrants to ADEZA that PENN has the right to grant exclusive licenses to the PENN PATENT RIGHTS.

      8.6 To the actual knowledge of PENN's Center for Technology Transfer and PENN's Office of the General Counsel, without independent investigation, PENN has not received any written notice or claim contesting PENN's rights in the PENN PATENT RIGHTS asserted against PENN concerning the PENN PATENT RIGHTS, and, based upon ADEZA's disclosure to PENN regarding ADEZA's permitted use of the PENN PATENT RIGHTS, PENN has no reason to believe that ADEZA's use of the PENN PATENT RIGHTS hereunder infringes any third party proprietary rights.

      8.7 ADEZA must defend, indemnify and hold harmless PENN, its trustees, officers, agents and employees (individually, an "Indemnified Party", and collectively, the "Indemnified Parties"), from and against any and all liability, loss, damage, action, claim or expense suffered or incurred by the Indemnified Parties (including attorney's fees) (individually, a "Liability", and collectively, the "Liabilities") that result from or arise out of (a) the development, use, manufacture, promotion, sale or other disposition of any PENN PATENT RIGHTS, PENN LICENSED PRODUCT or PENN LICENSED SERVICE by ADEZA, its assignees, sublicensees, vendors or other third parties; (b) any breach by ADEZA of this AGREEMENT; and (c) the enforcement by an Indemnified Party of this Section. Without limiting the foregoing. ADEZA must defend, indemnify and hold harmless the Indemnified Parties from and against any Liabilities resulting from:

            8.7.1 any product liability or other claim of any kind related to the use by a third party of a PENN LICENSED PRODUCT that was manufactured, sold or otherwise disposed by ADEZA, its assignees, sublicensees, vendors or other third parties;

            8.7.2 a claim by a third party that ADEZA's design, composition, manufacture, use, sale or other disposition of any PENN LICENSED PRODUCT or the provisions of any PENN LICENSED SERVICE infringes or violates any patent, copyright, trademark or other intellectual property rights of such third party; provided, that ADEZA shall have no obligation to defend or indemnify PENN to the extent that such claim is due to the sole negligence or willful misconduct of PENN.


                                       15

THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

                                                CONFIDENTIAL TREATMENT REQUESTED


            8.7.3 clinical trials or studies conducted by or on behalf of ADEZA relating to the PENN PATENT RIGHTS, PENN LICENSED PRODUCT or PENN LICENSED SERVICE, including, without limitation, any claim by or on behalf of a human subject of any such clinical trial or study.

      8.8 ADEZA is not permitted to settle or compromise any claim or action giving rise to Liabilities in a manner that imposes any restrictions or obligations on PENN or grants any rights to the PENN PATENT RIGHTS. PENN LICENSED PRODUCT or PENN LICENSED SERVICE without PENN's prior written consent, which shall not be unreasonably withheld. If ADEZA fails or declines to assume the defense of any such claim or action within thirty (30) days after notice thereof, PENN may assume the defense of such claim or action for the account and at the risk of ADEZA, and any Liabilities related thereto shall be conclusively deemed a liability of ADEZA if such claim or action is held by a court of competent jurisdiction to be within ADEZA's indemnification obligation. The indemnification rights of PENN or other Indemnified Party contained herein are in addition to all other rights which such Indemnified Party may have at law or in equity or otherwise.

      8.9   INSURANCE

            8.9.1 ADEZA must procure and maintain a policy or policies of comprehensive general liability insurance, including broad form and contractual liability, in a minimum amount of [***] combined single limit per occurrence and in the aggregate as respects personal injury, bodily injury and property damage arising out of ADEZA's performance of this AGREEMENT.

            8.9.2 ADEZA must, upon commencement of clinical trials involving PENN LICENSED PRODUCTS, procure and maintain a policy or policies of product liability insurance in a minimum amount of [***] combined single limit per occurrence and in the aggregate as respects bodily injury and property damage arising out of ADEZA's performance of this AGREEMENT.

            8.9.3 The policy or policies of insurance described in this Section
8.4 must be issued by an insurance carrier with an A.M. Best rating of "A" or better. ADEZA must provide PENN with certificates evidencing the insurance coverage required herein and all subsequent renewals thereof.

            8.9.4 PENN may periodically review the adequacy of the minimum limits of liability insurance specified in this Section. At PENN's request, ADEZA and PENN shall confer to discus the adequacy of the coverage figures in Sections 8.9.1 and 8.9.2 and shall adjust those coverage figures together to a commercially reasonable level as circumstances warrant. The specified minimum insurance amounts do not constitute a limitation on ADEZA's obligation to indemnify PENN under this AGREEMENT.

9.    USE OF PENN'S NAME


                                       16

THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

                                                CONFIDENTIAL TREATMENT REQUESTED


            ADEZA and its employees and agents must not use and ADEZA must not permit its sublicensees to use PENN's name or any adaptation thereof, or any PENN seal, logotype, trademark or service mark, or the name, mark, or logotype of any PENN representative or organization in any way without the prior written consent of PENN.

10. ADEZA is not permitted to assign this AGREEMENT or any part of it, either directly or by merger or other operation of law, without the prior written consent of PENN which shall not be unreasonably withheld. To the extent permitted by ADEZA's Confidential Disclosure Agreement with the proposed ASSIGNEE, ADEZA shall provide to PENN under a confidentiality agreement, at least 120 days prior to such proposed assignment background, information reasonably sufficient for PENN to make an initial assessment of the proposed assignment for a period of thirty (30) days and any further information regarding such proposed assignment as PENN may reasonably request to make a final decision in a timely manner not to exceed forty-five (45) days from the completion of the initial assessment. Any prohibited assignment of this AGREEMENT or the rights hereunder shall be null and void. No assignment relieves ADEZA of responsibility for the performance of any accrued obligations which it has prior to such assignment.

11.   ADDITIONAL PROVISIONS

      11.1 Nothing in this AGREEMENT shall be deemed to establish a relationship of principal and agent between PENN and ADEZA, nor any of their agents or employees for any purpose whatsoever, nor shall this AGREEMENT be construed as creating any other form of legal association or arrangement which would impose liability upon one party for the act or failure to act of the other party.

      11.2 A waiver by either party of a breach of any provision of this AGREEMENT will not constitute a waiver of any subsequent breach of that provision or a waiver of any breach of any other provision of this AGREEMENT.

      11.3 If any provision of this AGREEMENT is found by a court to be void, invalid or unenforceable, that provision shall be reformed to comply with applicable law or stricken if not so conformable, so as not to affect the validity or enforceability of the remainder of this AGREEMENT.

      11.4 Notices, payments, statements reports and other communications under this AGREEMENT shall be in writing and shall be deemed to have been received as of the date sent if sent by public courier (e.g. Federal Express), or by Express Mail, receipt requested, and addressed as follows:


                                       17

THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

                                                CONFIDENTIAL TREATMENT REQUESTED


If for PENN:                                with a copy to:
      University of Pennsylvania               Office of General Counsel
      Center for Technology Transfer           University of Pennsylvania
      3700 Market Street, Suite 300            221 College Hall
      Philadelphia, PA 19104-3147              Philadelphia, PA 19104-6303
      Attention: Managing Director             Attention; General Counsel


If for ADEZA:
      Attention: The President
      Adeza Biomedical Corporation
      1240 Elko Drive
      Sunnyvale, CA 94089
      Attention:

Either party may change its official address upon written notice to the other party.

      11.5 This AGREEMENT shall be construed and governed in accordance with the laws of the Commonwealth of Pennsylvania, without giving effect to conflict of law provisions. In the event that a party to this AGREEMENT perceives the existence of a dispute with the other party concerning any right or duty provided for herein, the parties will, as soon as practicable, confer in an attempt to resolve the dispute. If the parties are unable to resolve such dispute amicably within thirty (30) days of the inception of the dispute, then the parties hereby submit to the exclusive jurisdiction of and venue in the courts located in the Eastern District of the Commonwealth of Pennsylvania with respect to any and all disputes concerning the subject of this AGREEMENT.

      11.6 PENN and ADEZA shall not discriminate against any employee or applicant for employment because of race, color, sex, sexual or affectional preference, age, religion, national or ethnic origin, handicap, of because he or she is a disabled veteran or a veteran of the Vietnam Era.

      11.7 ADEZA must comply with all prevailing laws, rules and regulations that apply to its activities or obligations under this AGREEMENT. Without limiting the foregoing, it is understood that this AGREEMENT may be subject to United States laws and regulations controlling the export of technical data, computer software, laboratory prototypes and other commodities, articles and information, including the Arms Export Control Act as


                                       18

THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

                                                CONFIDENTIAL TREATMENT REQUESTED


amended in the Export Administration Act of 1979, and that the parties' obligations are contingent upon compliance with applicable United States export laws and regulations. The transfer of certain technical data and commodities may require a license from the cognizant agency of the United States Government and/or written assurances by ADEZA that ADEZA shall not export data or commodities to certain foreign countries without prior approval of such agency. PENN neither represents that a license is not required nor that, if required, it will issue.

      11.8 This AGREEMENT constitutes the entire agreement of the parties. Any modification of this AGREEMENT must be in writing and signed by an authorized representative of each party.

            IN WITNESS WHEREOF, the parties have caused duly authorized representatives to execute this Agreement.

THE TRUSTEES OF THE UNIVERSITY                             ADEZA BIOMEDICAL CORPORATION
OF PENNSYLVANIA

By: /s/ Louis P. Berneman                                  By: /s/ Emory Anderson

Name: Louis P. Berneman                                    Name: Emory Anderson

Title: Managing Director, Center for Technology Transfer   Title: President


Date:                                                      Date: 8/22/97



DR. BRUCE A. LESSEY

By: /s/ Bruce A. Lessey

Name: Bruce A. Lessey, Ph.D., M.D.

Title: Associate Professor & Medical Doctor

Date:

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OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS
BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

                                                CONFIDENTIAL TREATMENT REQUESTED



                                  ATTACHMENT 1

                               PENN PATENT RIGHTS


PATENTS

Domestic

1. U. S. Serial No. [***].


2. U. S. Serial No. [***].


3. U.S. Serial No. [***].


4. U.S. Serial No. [***].


5. U.S. Serial No. [***].


6. U.S. Serial No. [***].


Foreign

 U.S. - Serial No. [***] was foreign filed as follows:


                   Penn Ref.: [***]     PCT                  Germany

                                        filed 11/19/94       Greece

                                        PCT/US94/13299       Ireland

                                        Abstract             Italy

                                        Canada               Luxembourg

                                        EPO                  Monaco

                                        95902592.5           Netherlands

                                        Australia            Portugal

                                        Belgium              Spain

                                        Denmark              Sweden




                                       20

THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

                                                CONFIDENTIAL TREATMENT REQUESTED



                                        France               Switzerland

                                        G. Britain           Japan


PENN ANTIBODIES and CELL LINES


I.    PENN ANTIBODIES


      [***]


      Other ANTIBODIES against the [***] owned by PENN which use of such ANTIBODIES shall be limited to the claims of the patents included in the definition of PENN PATENT RIGHTS under Section 1.10 of this AGREEMENT.

II.   CELL LINES


      1.    Cell Line producing [***]


      2. Cell lines producing [***] owned by PENN as of the EFFECTIVE DATE of this AGREEMENT, which use of such call line shall be limited to the claims of the patents included in the definition of PENN PATENT RIGHTS under Section 1.10 of this AGREEMENT.



                                       21

THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

                                                CONFIDENTIAL TREATMENT REQUESTED



                                  ATTACHMENT 2

                          ADEZA BIOMEDICAL CORPORATION

                         DEVELOPMENT AND MARKETING PLAN

[***] has already been transferred and approved by the Laboratory Director, CLIA and the State of California. The following action items are listed below.

-      [***]

-      [***]

      -     [***]

      -     [***]

-      [***]

-      [***]

      -     [***]

      -     [***]

-      [***]

-      [***]

-      [***]

-      [***]

-      [***]

      -     [***]



                                       22

THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.